UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2020

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange
1.000% Euro Notes due 2024	ECL 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 3, 2020, Ecolab Inc. (“Ecolab”) completed the previously announced separation of its Upstream Energy business (the “ChampionX Business”) in a Reverse Morris Trust transaction (the “Transaction”) through the split-off of ChampionX Holding Inc. (“ChampionX”), formed by Ecolab as a wholly owned subsidiary to hold the ChampionX Business, followed by the merger of ChampionX (the “Merger”) with a wholly owned subsidiary of ChampionX Corporation (f/k/a Apergy Corporation, “Apergy”). Ecolab effected the split-off through an offer to exchange (the “Exchange Offer”) all shares of ChampionX common stock owned by Ecolab for outstanding shares of Ecolab common stock.

The Exchange Offer expired at 12:01 a.m., New York City time, on June 3, 2020. Under the terms of the Exchange Offer, 24.6667 shares of ChampionX common stock were exchanged for each share of Ecolab common stock accepted in the Exchange Offer. Ecolab accepted 4,955,552 shares of its common stock in exchange for the 122,237,115 shares of ChampionX common stock owned by Ecolab.

Because the Exchange Offer was oversubscribed, except in the case of shares of Ecolab common stock tendered by certain odd-lot stockholders, Ecolab accepted only a portion of the number of shares of Ecolab common stock that were tendered, on a pro rata basis in proportion to the number of shares validly tendered and accepted for exchange. Stockholders (excluding certain plan participants in Ecolab savings plans) who owned fewer than 100 shares of Ecolab common stock, or an “odd lot” of such shares, and who validly tendered all of their shares, were not subject to proration in accordance with the terms of the Exchange Offer. The final proration factor of approximately 4.7060% was applied to all other shares of Ecolab common stock that were validly tendered and not validly withdrawn to determine the number of such shares that were accepted from each tendering stockholder.

Based on the final count by the exchange agent, Computershare Inc. and Computershare Trust Company, N.A., the final results of the Exchange Offer are as follows:

Total number of shares of Ecolab common stock validly tendered and not validly withdrawn:	97,294,237
“Odd-lot” shares tendered that were not subject to proration:	395,463
Total number of shares of Ecolab common stock accepted:	4,955,552

Following the consummation of the Exchange Offer, the Merger was completed on June 3, 2020. In the Merger, each outstanding share of ChampionX common stock was converted into the right to receive one share of Apergy common stock (subject to the treatment of fractional shares described below), and ChampionX survived the Merger as a wholly owned subsidiary of Apergy. The combined company formed by uniting Apergy with ChampionX was named ChampionX Corporation. The common stock of ChampionX Corporation is listed on the New York Stock Exchange under the ticker symbol CHX.

Whole shares of Apergy common stock in uncertificated form will be received by ChampionX stockholders. Fractional shares of Apergy common stock will not be issued. Instead, each holder of shares of ChampionX common stock who would otherwise have been entitled to receive a fractional share of Apergy common stock (after aggregating all fractional shares of Apergy common stock issuable to such holder) will receive in cash the dollar amount (rounded to the nearest whole cent) determined by multiplying such fraction by the closing price of Apergy common stock on the New York Stock Exchange on the last business day prior to the Merger, net of any required withholding taxes.

As a result of the Transaction, Ecolab reduced the number of shares of its common stock outstanding by 4,955,552 shares.

The forgoing description of the Transaction is qualified in its entirety by reference to the Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, among Ecolab, ChampionX, Apergy and Athena Merger Sub, Inc., included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein, and the Separation and

Distribution Agreement, dated as of December 18, 2019, among Ecolab, ChampionX and Apergy, included as Exhibit 2.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(b)Pro Forma Financial Information.

The following unaudited pro forma financial information of Ecolab is filed as Exhibit 99.1 hereto and incorporated by reference herein:

●	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2020.
●	Unaudited pro forma condensed consolidated statements of income for the first quarter ended March 31, 2020 and the years ended December 31, 2019, December 31, 2018 and December 31, 2017.
●	Notes to unaudited pro forma condensed consolidated financial statements.

(d)Exhibits.

Exhibit No.	Description	Method Of Filing

(2.1)	Agreement and Plan of Merger and Reorganization, dated December 18, 2019, by and among Ecolab Inc., ChampionX Holding Inc., Apergy Corporation and Athena Merger Sub, Inc.*	Incorporated by reference to the Current Report on Form 8-K filed by Ecolab Inc. with the SEC on December 23, 2019.

(2.2)	Separation and Distribution Agreement, dated December 18, 2019, by and among Ecolab Inc., ChampionX Holding Inc. and Apergy Corporation.*	Incorporated by reference to the Current Report on Form 8-K filed by Ecolab Inc. with the SEC on December 23, 2019.

(99.1)	Unaudited pro forma condensed consolidated financial statements of Ecolab Inc.	Filed herewith electronically.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: June 9, 2020	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary

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